

Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 2000
Current Due Period Ending                           Jul 31, 2000
Prior Distribution Date                             Jul 14, 2000
Distribution Date                                   Aug 14, 2000


Beginning Trust Principal Receivables           4,026,979,733.81
Average Principal Receivables                   4,026,824,274.00
FC&A Collections (Includes Recoveries)             66,617,761.67
Principal Collections                             118,986,909.26
Additional Balances                                47,476,253.07
Net Principal Collections                          71,510,656.19
Defaulted Amount                                   26,244,559.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,254,853.68

Beginning Participation Invested Amount           524,168,382.95
Beginning Participation Unpaid Principal          524,168,382.94
Balance
Ending Participation Invested Amount              511,443,667.45
Ending Participation Unpaid Principal             511,443,667.44
Balance

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month                     0
OC Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 524,168,382.95
Numerator for Fixed Allocation                    537,770,644.60
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Applicable Allocation Percentage                        13.0169%
Investor FC&A Collections                           8,671,578.90

Series Participation Interest Default Amount
Numerator for Floating Allocation                 524,168,382.95
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Floating Allocation Percentage                          13.0169%
Series Participation Interest Default Amount        3,416,232.57


Principal Allocation Components
Numerator for Floating Allocation                 524,168,382.95
Numerator for Fixed Allocation                    537,770,644.60
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)



Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                   8.0000%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield             6.1975%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          524,168,382.94
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest,              3,610,937.75
[a*d*e]

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,          12,724,715.50
[a+m+n]

(a) Investor Principal Collections,                 9,308,482.93
[Max(b,h) or e]
(b) prior to Accelerated Amort. Date or not         9,308,482.93
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      13.0169%
(d) Net Principal Collections                      71,510,656.19
(e) after Accelerated Amort Date or Early          15,890,354.91
Amort Period, [f*g]
(f) Fixed Allocation Percentage                         13.3547%
(g) Collections of Principal
                                                  118,986,909.26

(h) Minimum Principal Amount, [Min(i,l)]            8,115,471.85
(i)  Floating Allocation Percentage of             15,488,427.50
Principal Collections
(j)  2.5% or 2.2% of the Series                    11,531,704.42
Participation Interest Invested Amount
(k) Series Participation Interest Net               3,416,232.57
Default Payment Amount
(l)  the excess of (j) over (k)                     8,115,471.85

(m) Series Participation Interest Net               3,416,232.57
Default Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 8,671,578.90
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of                     0.00
other than HFC
Series Participation Interest Monthly               3,610,937.75
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,416,232.57
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  873,613.97
Excess [Sec. 4.11(a)(vi)]                             770,794.61

Series Participation Investor Charge Off                    0.00
[Sec. 4.12(a)]

Seller's Interest
                                                1,398,548,232.07







Series 1997-2  Owner Trust Calculations
Due Period                                             July 2000
Payment Date                                        Aug 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       12,724,715.50
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         109,201.75

Series Participation Interest Monthly Interest      3,610,937.75

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,493,822.55
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           267,428.33
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           440,353.03
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             261,151.70
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        225,411.15
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-      6,504,816.51
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       3,053,931.72
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,081,600.82
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       890,730.08
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,193,636.37
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           109,201.75
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(f)



Remaining Amounts to Holder of Designated             813,569.24
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,193,636.37
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          109,201.75
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,084,434.62
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            8,907.30





Household Consumer Loan Trust, 1997-2
Series 1997-2

Owner Trust Calculations

Due Period Ending      Jul 31, 2000


Payment Date           Aug 15, 2000




Calculation of Interest Expense


Index (LIBOR)   6.626250%

Accrual end date    Aug 15, 2000

accrual beginning date  Jul 17, 2000

and days in Interest Period       29

                Class A-1  Class A-2  Class A-2  Class B  Certificates  Overcoll
                                                                          Amount

Beginning     272,455,524 48,000,000 77,800,412 44,554,313 36,691,787   44,666,348
Unpaid
Principal
Balance

Previously           0.00       0.00       0.00       0.00       0.00
unpaid
interest/yield

Spread to index     0.18%      0.29%      0.40%      0.65%      1.00%

Rate (capped at 6.806250%  6.916250%  7.026250%  7.276250%  7.626250%
12.5%, 14%,
14%, 14%, 15%)

Interest/Yield  1,493,823    267,428    440,353    261,152    225,411
Payable on the
Principal
Balance

Interest on             0          0          0          0          0
previously
unpaid
interest/yield

Interest/Yield  1,493,823    267,428    440,353    261,152     225,411
Due

Interest/Yield  1,493,823    267,428    440,353    261,152     225,411
Paid

Summary



Beginning     272,455,524 48,000,000 77,800,412 44,554,313  36,691,787   44,666,348
Security
Balance
Beginning     272,455,524 48,000,000 77,800,412 44,554,313 36,691,787

Adjusted
Balance
Principal Paid  6,614,018          0  3,053,932  1,081,601    890,730     1,193,636

Ending        265,841,505 48,000,000 74,746,480 43,472,712 35,801,057    43,581,913
Secuity Balance



Ending        265,841,505 48,000,000 74,746,480 43,472,712 35,801,057
Adjusted Balance

Ending                                                              0
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted      265,950,707 56,258,803 74,746,480 43,472,712 35,801,057
Balance

Minimum                   16,000,000 30,000,000 19,000,000 14,000,000   17,000,000
Adjusted
Balance

Certificate                                                 5,166,092
Minimum Balance

Ending OC                                                                26,000,704
Amount as
Holdback Amount

Ending OC                                                                17,581,210
Amount as
Accelerated
Prin Pmts


Beginning Net        0.00       0.00      0.00      0.00        0.00          0.00
Charge offs

Reversals            0.00       0.00      0.00      0.00        0.00          0.00

Charge offs          0.00       0.00      0.00      0.00        0.00          0.00

Ending Net           0.00       0.00      0.00      0.00        0.00          0.00
Charge Offs


Interest/Yield $1.6379633 $5.5714235  $4.8928114 $4.5816088 $5.3669321
Paid per $1000

Principal Paid  7.2522130  0.0000000  33.9325747 18.9754530 21.2078590
per $1000
